UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 8, 2017
(Date of Report - Date of Earliest Event Reported)
FIRSTCASH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10960 (Commission File Number)	75-2237318 (IRS Employer Identification No.)

1600 West 7th Street, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

(817) 335-1100
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 8, 2017, FirstCash, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). Of the 48,302,192 issued and outstanding shares of common stock entitled to vote at the meeting, 45,589,913 of the shares voted in person or by proxy, representing 94.38% of the total eligible voting shares.

The following four proposals were submitted to a vote of the Company's shareholders at the Annual Meeting and the final voting results for each proposal are set forth below.

1.	The shareholders elected the three director nominees for a term of three years. The voting results are as follows:
		For	Withheld	Broker Non-Votes
	Daniel E. Berce	38,526,076	4,873,544	2,190,293

	Mikel D. Faulkner	37,943,962	5,455,658	2,190,293

	Randel G. Owen	42,990,899	408,721	2,190,293

The other directors with remaining terms are Mr. Rick L. Wessel and James H. Graves, who will continue to serve until the 2018 Annual Meeting of Shareholders, and Mr. Daniel R. Feehan and Amb. Jorge Montaño, who will continue to serve until the 2019 Annual Meeting of Shareholders.

2.	The shareholders ratified the selection of RSM LLP as independent registered public accountant firm of the Company for the year ended December 31, 2017. The voting results are as follows:
	For	Against	Abstain
	45,534,281	13,114	42,518

3.	The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers. The voting results are as follows:
	For	Against	Abstain	Broker Non-Votes
	39,143,261	4,213,930	42,429	2,190,293

4.	The shareholders approved, on an advisory basis, the frequency of executive compensation votes to be every one year. The voting results are as follows:
	1 Year	2 Years	3 Years	Abstain
	34,956,084	10,094	8,407,155	26,287

The Company has considered the shareholder vote regarding the frequency of shareholder advisory votes on executive officer compensation and determined that it will hold an advisory vote on its executive compensation every year until the next vote on frequency, which will be no later than the Company’s Annual Meeting of Shareholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 9, 2017	FIRSTCASH, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

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